As filed with the Securities and Exchange Commission on May 29, 2009
                                        Securities Act Registration No. 33-36317

                                Investment Company Act Registration No. 811-6152

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                         Pre-Effective Amendment No.                    [ ]


                       Post-Effective Amendment No. 22                  [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                              Amendment No. 23                          [X]
                        (Check appropriate box or boxes)


                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200
                                 --------------


                                Joseph Jerkovich
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue,
                            New York, New York 10020
                     (Name and Address of Agent for Service)


                        Copy to: MICHAEL R. ROSELLA, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022
                                 (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)

     [X]  immediately upon filing pursuant to paragraph (b)
     []   on [date] pursuant to paragraph (b)
     []   60 days after filing pursuant to paragraph (a)(1)
     []   on (date) pursuant to paragraph (a)(1)
     []   75 days after filing pursuant to paragraph (a)(2)
     []   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
NEW JERSEY DAILY                                      600 FIFTH AVENUE
MUNICIPAL INCOME FUND, INC.                           NEW YORK, NY 10020
Class A Shares; Class B Shares                        (212) 830-5345
                                                      (800) 433-1918 (Toll Free)
================================================================================

  PROSPECTUS

  May 29, 2009


A money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  TABLE OF CONTENTS

   2     Risk/Return Summary: Investments, Risks                  8   Management, Organization and Capital
         and Performance                                              Structure
   5     Risk/Return Summary: Fee Table                           9   Shareholder Information
   6     Investment Objectives, Principal Investment             20   Distribution Arrangements
         Strategies and Related Risks                            22   Financial Highlights

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.   RISK/RETURN SUMMARY: INVESTMENTS,      RISKS AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------


     The Fund seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

     The Fund currently participates in the U.S. Treasury Department ("U.S. Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"). This voluntary program is open to money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

     While the Fund has not experienced difficulties in maintaining its $1.00 share price, and does not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. The cost of the premium for participation in the Program will be borne by the Fund.

     The guarantee under the Program covers shareholders of a participating money market fund only for shares they held in that fund as of the close of business on September 19, 2008. In general, the guarantee does not apply to shares purchased after September 19th or to shares redeemed or exchanged into or out of a fund after September 19th. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the guarantee is triggered. As a result, shareholders of record on September 19th wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

     Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program will receive the Fund's then net asset value per share, which may be less than $1.00 per share.

     The Program will expire by its terms on September 18, 2009. Guarantee payments under the Program will not exceed the amount available in the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

     For additional information on the Program, visit the U.S. Treasury Department's website at www.ustreas.gov.

     Neither this Prospectus nor the Fund is in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.


Principal Investment Strategies

     The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)  New Jersey, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e., invest 25% or more of the Fund's net assets) in New Jersey Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o Because the Fund intends to concentrate in New Jersey Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in New Jersey Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of New Jersey are described in "New Jersey Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

o The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

Risk/Return Bar Chart and Table
--------------------------------------------------------------------------------


     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five, and ten year and since inception periods for each Class of shares. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

   New Jersey Daily Municipal Income Fund, Inc. - Class A Shares (1)(2)(3)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1999                     2.33%
2000                     3.11%
2001                     1.81%
2002                     0.56%
2003                     0.15%
2004                     0.28%
2005                     1.44%
2006                     2.46%
2007                     2.72%
2008                     1.30%

(1) As of March 31, 2009, the Class A shares of the Fund had a year to date return of 0.04%.

(2) The Class's highest quarterly return for the Class A shares was 0.81% for the quarter ended June 30, 2000; the lowest quarterly return for the Class A shares was 0.02% for the quarter ended September 30, 2003.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.


 Average Annual Total Returns - For the periods ended December 31, 2008

                                            Class A                 Class B

 One Year                                   1.30%                    1.51%
 Five Years                                 1.64%                    1.84%
 Ten Years                                  1.61%                    1.82%
 Since Inception *                          2.15%                    2.05%


 * The inception date for the Class A shares was October 26, 1990, and for the Class B shares was February 9, 1996.

                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases...........          None
Wire Redemption Fee................................          $15.00*

* There is a $15.00 fee for all wire redemptions of less than $10,000.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                        Class A Shares                Class B Shares
Management Fees....................................           0.30%                         0.30%
Distribution and Service (12b-1) Fees..............           0.20%                         0.00%

Other Expenses*....................................           0.57%                         0.56%

  Administration Fees..............................  0.21%                         0.21%
                                                              -------                       ------

Total Annual Fund Operating Expenses*..............           1.07%                         0.86%

* "Other Expenses" for Class A and Class B in the fee table above: (i) include, among other things, the cost associated with participation in the U.S. Treasury Department Temporary Guarantee Program for money market funds through September 18, 2009; and (ii) have been increased from the actual expense ratios for the fiscal year ended January 31, 2009 to reflect the negative impact on economies of scale resulting from lower assets under management. The expense ratios disclosed in the Financial Highlights section of this Prospectus for Class A and Class B show the actual expense ratios for the fiscal year ended January 31, 2009, net of voluntary fee waivers by the Manager and the Fund's distributor. There is no guarantee that actual expenses for the current fiscal year will be the same as expenses shown in the fee table above.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year           3 Years           5 Years          10 Years

      Class A:           $109             $340              $590             $1,306
      Class B:           $  88            $274              $477             $1,061


II.  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
--------------------------------------------------------------------------------

     The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
--------------------------------------------------------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certifications therein, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both regular federal and New Jersey gross income tax. This policy is fundamental and may not be changed without shareholder approval.


     With respect to 20% of its net assets, the Fund may purchase taxable securities, including, among other things, Municipal Obligations, whose interest income is subject to regular federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.


     The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

     The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New Jersey Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

     The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax.

     To the extent suitable New Jersey Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuers at the date of issuance, exempt from federal income tax, but, under current law, will be subject to New Jersey income tax.

     The Fund will invest primarily in New Jersey Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless they are of the highest quality, and in no event shall such investments exceed, in the aggregate, 50% of the value of the Fund's total assets.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management.


     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

     The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund's investment manager to be of comparable quality.


     For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term New Jersey Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in New Jersey Municipal Obligations, the safety of your investment will depend substantially upon the financial strength of New Jersey and its political subdivisions.

     The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings
--------------------------------------------------------------------------------


    A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of the Fund's portfolio holdings on the Fund's website. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


     The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of April 30, 2009, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $13.6 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen portfolios of registered investment companies, of which it acts as administrator for twelve. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended January 31, 2009, the Fund paid the Manager a management fee equal to 0.28% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's semi-annual report for the period ended July 31, 2008.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund's operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and the Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended January 31, 2009, the Fund paid the Manager a fee for administrative services equal to 0.20% per annum of the Fund's average daily net assets.


     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.


     In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. For the fiscal year ended January 31, 2009, the Distributor has voluntarily waived a portion of the Shareholder Servicing fees which amounted to less than 0.01%. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class based on the percentage of shares outstanding for each Class at the end of the day.


IV.  SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are processed through the Fund's transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
--------------------------------------------------------------------------------

     The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share.Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.


     Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares
--------------------------------------------------------------------------------

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through Participating Organizations with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
--------------------------------------------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------


     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.


Mail and Personal Delivery

     Investors may send or deliver a check made payable to "New Jersey Daily Municipal Income

Fund, Inc." along with a completed Fund application to:

     New Jersey Daily Municipal Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020


     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.


Bank Wire



     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:



     The Bank of New York Mellon
     ABA # 021000018
     Reich & Tang Funds
     DDA # 8900403527
     For New Jersey Daily Municipal
        Income Fund, Inc.
     Account of (Investor's Name)
                ----------------------------------
     Fund Account #
                    ------------------------------

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege
--------------------------------------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     New Jersey Daily Municipal Income Fund, Inc.
     c/o Reich & Tang Funds
     P.O. Box 13232 Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
--------------------------------------------------------------------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

     New Jersey Daily Municipal Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

     Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks

     By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone

     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. For telephone requests for wire redemptions of less than $10,000, the Fund charges a $15 fee. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.



     A shareholder making a telephone withdrawal should call the Fund at
(212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account, and (v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (or to the address of record on the next Fund Business Day if paid by check). The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

Generally

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Automatic Withdrawal Plan
--------------------------------------------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Withdrawal Authorization form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
--------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

    All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See "Tax Consequences."

     Because Class A shares bear a service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared on the same days at the same times and, except as noted with respect to the service fees payable under the Fund's 12b-1 Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
--------------------------------------------------------------------------------

     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. If a particular exchange fund has more than one available class of shares, neither of which are Class A or Class B shares, the shareholders of the Fund are entitled to exchange their shares for a comparable class of shares available in the exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., Florida Daily Municipal Income Fund and New York Daily Tax Free Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.


     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See "Tax Consequences."

     Instructions for exchanges may be made by sending a written request to:

     New Jersey Daily Municipal Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Frequent Trading
--------------------------------------------------------------------------------

    The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

    Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

    Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences
--------------------------------------------------------------------------------

Federal Income Taxes

     The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided the Fund complies with the requirements of the Code regarding the qualification of the Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.

     The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in the Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.

     Dividends paid from taxable income from taxable investments, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.


     The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

     Investors should review the information regarding taxes in the Statement of Additional Information.

     Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

New Jersey Income Taxes

     The following is based upon the advice of Drinker Biddle & Reath LLP, special tax counsel to the Fund. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

     The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Drinker Biddle & Reath LLP, (i) assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and
(b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

     Although the Fund intends to maintain a $1.00 per share net asset value, the redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor. An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. However, if the Fund is a New Jersey qualified investment fund, any such gains received by a New

Jersey resident individual shareholder should not be subject to the New Jersey gross income tax.

     Interest on indebtedness incurred or continued to purchase or carry Fund Shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

     Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the Fund, including, in particular, corporate investors which may be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their New Jersey tax situation in general.

     The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.

     Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should also review the information regarding taxes in the Statement of Additional Information.

V.   DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares only, a service fee equal to 0.20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

VI.      FINANCIAL HIGHLIGHTS


These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                      Year Ended
Class A shares                                                        January 31,
--------------                                  ---------------------------------------------------
                                                  2009       2008       2007       2006       2005
                                                -------    -------    -------    -------    -------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year..            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income.............              0.011      0.026      0.025      0.015      0.003
  Net realized and unrealized gain (loss)
  on investments.................                 0.000      0.000      0.000     (0.000)    (0.000)
                                                -------    -------    -------    -------    -------
Total from investment operations....              0.011      0.026      0.025      0.015      0.003
                                                -------    -------    -------    -------    -------
Less distributions from:
  Dividends from net investment income           (0.011)    (0.026)    (0.025)    (0.015)    (0.003)
Net realized gains on investments...             (0.000)    (0.000)     ( -- )     ( -- )     ( -- )
                                                -------    -------    -------    -------    -------
Total distributions.................             (0.011)    (0.026)    (0.025)    (0.015)    (0.003)
                                                -------    -------    -------    -------    -------
Net asset value, end of year........            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                =======    =======    =======    =======    =======
 Total Return.......................              1.13%      2.69%      2.52%      1.55%      0.34%
 Ratios/Supplemental Data
Net assets, end of year (000's).....            $45,499    $53,038    $92,135    $97,702   $107,203
Ratios to average net assets:
Expenses (net of fees waived) (a)                 1.00%      0.98 %     0.96%      0.94%      0.93%
Net investment income...........                  1.12%      2.66%      2.48%      1.53%      0.34%
Management & Administration fees waived           0.03%       --        0.03%       --         --
Shareholder servicing fees waived                 0.00%       --         --         --        0.00%
Expenses paid indirectly .......                  0.00%      0.00%       --        0.00%      0.00%

(a)Includes expenses paid indirectly, if applicable.

                                                                      Year Ended
Class B shares                                                        January 31,
--------------                                  ---------------------------------------------------
                                                  2009       2008       2007       2006       2005
                                                -------    -------    -------    -------    -------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year..            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income.............              0.013      0.029      0.027      0.017      0.005
  Net realized and unrealized gain (loss)
  on investments.................                 0.000      0.000      0.000     (0.000)    (0.000)
                                                -------    -------    -------    -------    -------
Total from investment operations....              0.013      0.029      0.027      0.017      0.005
                                                -------    -------    -------    -------    -------
Less distributions from:
  Dividends from net investment income           (0.013)    (0.029)    (0.027)    (0.017)    (0.005)
  Net realized gains on investments.             (0.000)    (0.000)     ( -- )     ( -- )     ( -- )
                                                -------    -------    -------    -------    -------
Total distributions.................             (0.013)    (0.029)    (0.027)    (0.017)    (0.005)
                                                -------    -------    -------    -------    -------
Net asset value, end of year........            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                =======    =======    =======    =======    =======
Total Return........................              1.34%      2.90%      2.72%      1.76%      0.54%
Ratios/Supplemental Data
Net assets, end of year (000's).....            $15,509    $25,386    $21,934    $22,484    $15,255
Ratios to average net assets:
Expenses (net of fees waived) (a)                 0.79%      0.77%      0.76%      0.74%      0.74%
Net investment income...........                  1.38%      2.85%      2.68%      1.74%      0.60%
Management & Administration fees waived           0.03%       --        0.03%      --          --
Expenses paid indirectly .......                  0.00%      0.00%       --        0.00%      0.00%

(a) Includes expenses paid indirectly, if applicable.

                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS

======================================================
A Statement of Additional Information
(SAI) dated May 29, 2009, includes
additional information about the Fund
and its investments and is incorporated                 NEW JERSEY
by reference into this Prospectus.                      DAILY
Further information about Fund                          MUNICIPAL
investments is available in the annual                  INCOME
and semi-annual shareholder reports. You                FUND, INC.
may obtain the SAI, the annual and
semi-annual reports without charge by                   PROSPECTUS
calling the Fund toll free at (800)                     May 29, 2009
433-1918. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's
website at
http://www.money-funds.com/funds/index.
To request other information about the
Fund, please call your financial
intermediary or the Fund.

======================================================

======================================================

A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities
and Exchange Commission. Information on
the operation of the Public Reference
Room may be obtained by calling the
Commission at (202) 551-8090. Fund
reports and other information about the
Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public
Reference Section, Washington, D.C.
20549-0104.


Investment Company Act No. 811-6152

           Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020
                   (212) 830-5345
NJ5/09P

--------------------------------------------------------------------------------
NEW JERSEY                      600 Fifth Avenue, New York, NY 10020
DAILY MUNICIPAL                 (212) 830-5345
INCOME FUND, INC.               (800) 433-1918 (Toll Free)
================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 29, 2009

                           RELATING TO THE PROSPECTUS
              FOR THE CLASS A AND CLASS B SHARES DATED MAY 29, 2009


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of the New Jersey Daily Municipal Income Fund, Inc. (the "Fund"), and should be read in conjunction with the Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Fund's Prospectus.

This SAI is incorporated by reference into the Fund's Prospectus in its entirety.

                                Table of Contents

Fund History....................................  2    Capital Stock and Other Securities.....................   26
Description of the Fund and Its Investments            Purchase, Redemption and
  and Risks.....................................  2        Pricing of Shares..................................   27
Management of the Fund.......................... 16    Taxation of the Fund...................................   27
Control Persons and Principal Holders of               Underwriters...........................................   30
  Securities.................................... 20    Financial Statements...................................   30
Investment Advisory and Other Services.......... 21    Description of Ratings.................................   31
Brokerage Allocation and Other Practices........ 25    Taxable Equivalent Yield Tables........................   32

I.  FUND HISTORY
The Fund was incorporated on July 24, 1990, in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The following discussion expands upon the description of the Fund's investment strategies in the Prospectus.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New Jersey, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular federal income taxation and in (ii) Participation Certificates, which cause the Fund to be treated as the owner of the underlying municipal obligations for federal income tax purposes, in municipal obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends that are properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from federal income tax provided the Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and provided that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a). Although the Supreme Court has determined that Congress has the authority to tax the interest on bonds such as the Municipal Obligations, existing law excludes such interest from regular federal income tax. However, such interest, may be subject to the federal alternative minimum tax.


The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities including, among other things, Municipal Obligations, the interest income on which is subject to regular federal, state and local income tax. The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other New Jersey Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof. In view of this possible "concentration" in bank Participation Certificates in New Jersey Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein). The investment objectives of the Fund may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such security may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings are "AAA" and "AA" by S&P or "Aaa" and "Aa1" by Moody's in the case of long term bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; and "A-1+" and "A-1" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "A1+" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issue of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless such Municipal Obligations are of the highest quality, are rated in the highest short-term rating category and in no event shall such investments exceed, in the aggregate, 50% of the value of the Fund's total assets.


The Fund has elected to qualify and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). For the Fund to qualify at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities or in securities of qualified publicly traded partnerships. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates."

(1) Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in Municipal Notes of New Jersey issuers.

(3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

(5) Any other federal tax-exempt obligations, and to the extent possible, New Jersey gross income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 calendar days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the

Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

Because the Fund may concentrate in Participation Certificates in New Jersey Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the Fund. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund only makes commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it will not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities


Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal or New Jersey state income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, (iii) to maintain liquidity for the purpose of meeting anticipated redemptions and (iv) any other situation in which the Manager determines it is in the best interest of the shareholders to do so. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. The Fund may also purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax.


Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are credit worthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than will be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

New Jersey Risk Factors

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of New Jersey (the "State") or local government finances generally, will not adversely affect the market value of New Jersey Municipal Obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

All estimates and assumptions of financial and other information set forth in this section are and will be based on information currently available, are believed to be reasonable and are not to be construed as assurances of actual outcomes.

State Demographic and Economic Information


New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,171 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population.


The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals and pharmaceuticals, electrical equipment and instruments, printing, machinery and food products. Other economic activities include business and health services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.


New Jersey's economy weakened significantly in 2008. Payroll employment decreased at an average annual rate of -0.5% in 2008 after growing very slowly at an average annual rate of 0.2% in 2007. The New Jersey Department of Labor and Workforce Development's 2008 benchmarked data reflects the deterioration in the employment conditions in the State. Payroll employment decreased by 85,700 jobs (-2.1%) between December

2007 and December 2008. The State's level of employment in February 2009 of
3.968 million remained below the 4.0 million mark for the second time since December 2008. Previously, the State's level of employment had been above the
4.0 million mark for fifty-four consecutive months.

New Jersey' payroll employment declined by 3.0% (-121,700 jobs) in February 2009, compared to February 2008. Most of the job losses were in professional and business services (-42,700 jobs), manufacturing (-29,600 jobs), trade, transport and utility services (-20,600 jobs), construction (-20,400 jobs) and financial services (-16,700 jobs). Education and health services reported the largest single gain (+13,600 jobs), followed by the public sector which added 1,700 jobs during the same period.

The generally declining labor market conditions have kept the State's unemployment rate above 5.0% for ten straight months since May 2008. The State's unemployment rate averaged 5.5% in 2008. The State's unemployment rate increased to 8.2% in February 2009, and rose above the national unemployment rate of 8.1% in February 2009 for the first time since October 2006.

According to the United States Commerce Department, Bureau of Economic Analysis in a release dated March 24, 2009, the preliminary growth rate for New Jersey's personal income of 1.8% for the fourth quarter of 2008 came in below the revised growth rate of 3.4% for the third quarter of 2008. Given the general economic recession in the national economy, the average annual growth in personal income for New Jersey is expected to slow down significantly in 2009.

The housing sector is expected to continue to weaken in the months ahead with housing permits in 2008 to stay below 20,000 units, below the 26,000 plus units for 2007 and well below the peak of 39,000 units in 2005. Vehicle registrations declined in calendar year 2008 by 15.3%, following a 4.3% decline in 2007. New vehicle registrations for the fiscal year through February 2009, have declined 23.3% percent as compared to a year ago. New vehicle registrations are projected to remain below the 500,000 level in 2009 and 2010.

New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through February 2009 and indicated that a turnaround in the national economy is not expected until late 2009 or early 2010. The latest New Jersey economic forecasts from Global Insight, Moody's Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil.

New Jersey's economy is expected to follow the national trend in 2009. Employment is projected to decrease by an approximately 3.0% average annual rate in 2009 and a further decrease of 0.3% in 2010. Personal income is expected to contract at a rate of -0.4% in 2009 and improve to a growth rate of approximately 3.0% in 2010. Further weakness in the housing sector is expected in 2009, with the housing sector expected to stabilize in 2010.

Inflation is expected to remain low during the current economic recession and may not be a serious concern until consumer spending revives. The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors for an economic turnaround nationally and in New Jersey.

With the passage of the 2009 federal economic stimulus package along with supportive monetary and fiscal policies, economic growth in the State is expected to stabilize and improve in 2010 and beyond. However, the State and the national may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions.


State Finance


Most Direct State Services, which support the normal operations of State government, are financed through governmental funds. The State's governmental funds are the General Fund, the Property Tax Relief Fund, the

Special Revenue Funds, and the Capital Projects Funds. The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for Revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform, respectively. Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities.

Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor. The State's current Fiscal Year ends June 30th.

The budget for Fiscal Year 2008 became effective July 1, 2007. The Fiscal Year 2007 budget produced a Fund Balance in the General Fund of approximately $410.4 billion at the end of Fiscal Year 2007.

The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State and are both legislatively and voter-approved. Certain state tax revenues and certain other fees are pledged to meet the principal, interest and redemption premium payments, if any, required to fully pay the bonds.

The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2006 through 2008 in the amounts of $169.3 million, $427.8 million, and $438.8 million, respectively. The Governor's Fiscal Year 2010 Budget Message includes an appropriation in the amount of $270.9 million for Fiscal Year 2009 and $47.6 million for Fiscal Year 2010, representing principal and interest payments for general obligation bonds. The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 2008, was approximately $2.8 billion.


As of June 30, 2006, S&P, Moody's and Fitch Ratings ("Fitch") rate the State's long-term general obligation debt "AA," "Aa3," and "AA-," respectively and the State's short-term general obligation debt "SP-1+," "MIG 1," and "F1+," respectively. There is no assurance that such ratings will continue for any given period of time or that either rating will not be suspended, lowered or withdrawn entirely by S&P, Moody's or Fitch if, in the judgment of S&P, Moody's or Fitch, circumstances so warrant. Any explanation of the significance of the ratings may be obtained only from S&P, Moody's and Fitch.


Aside from its general obligation bonds, the State's "moral obligation" backs certain obligations issued by the Higher Education Student Assistance Authority, the New Jersey Housing and Mortgage Finance Agency and the South Jersey Port Corporation (the "Corporation"). As of June 30, 2008, there was outstanding in excess of $1.720 billion of moral obligation bonded indebtedness issued by such entities, for which the maximum annual debt service was approximately $87.1 million for Fiscal Year 2009.


Pending Litigation


At any given time, there are various numbers of claims and cases pending or threatened against the State, State agencies and employees, seeking recovery of monetary damages. In addition, at any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $151,800,000 for tort and medical malpractice claims pending, as of June 30, 2008. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

New Jersey is involved in a number of lawsuits in which adverse decisions could materially affect revenue or expenditures. Such cases include, but are not limited to, administrative petitions of appeal to the Commissioner of Education, filed by several Abbott districts, regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year and on early childhood program plans; a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation; a claim against the Commission of the New Jersey Department of Education, the New Jersey Attorney General, the Treasurer of the State of New Jersey, the Assistant Commission of the New Jersey Department of Education, and the Chief Executive Officer, New Jersey Schools Construction Corporation, for injunctive and declaratory relief striking down provisions of State law which allegedly unconstitutionally discriminate against children attending public charter schools in Newark; a motion requesting that the State be ordered to comply with prior State Supreme Court directives to remediate certain school facilities; a class action against the New Jersey Department of Education and certain district Boards of Education alleging that the compulsory attendance laws, mandatory attendance zones and boundaries of each district violate the Thorough and Efficient and Equal Protection Clauses of the New Jersey Constitution and the 14th Amendment of the United States Constitution, when such laws are applied to keep children in failing schools within such districts; a claim against Governor Corzine that the enactment of the new seven percent sales tax on self-storage receipts violates several State and Federal constitutional provisions; a claim against the New Jersey Director, Division of Taxation, regarding taxes and fees added to the Sales and Use Tax Act by the New Jersey State Legislature; claims by a New Jersey Transit Corporation's contractor resulting from alleged delays caused by New Jersey Transit and changes in the contract work in the construction of the Southern New Jersey Light Rail Transit Project; claims alleging that the State failed to fund the Teachers' Pension and Annuity Fund in the amount and manner proscribed by law while increasing employee contributions; claims against the New Jersey Department of Transportation arising from a construction contract involving the N.J. Route 35 Shark River Bridge Replacement, by a private bus operator against New Jersey Transit Corporation alleging that New Jersey Transit's operation of the Montclair Connection Rail Service, together with other NJ Transit actions, was destroying the bus operator's business; an appeal filed by several school districts against the New Jersey Department of Education alleging that State aid has not increased in those areas in contravention of the formula established in the Comprehensive Educational Improvement and Financing Act; a claim by a non-profit agency against the Department of Human Services that it is in violation of the United States Constitution's Due Process provision, the integration mandate of the Americans with Disabilities Act and the federal Rehabilitation Act in relation to the rights of all patients in state psychiatric hospitals on Conditional Extension Pending Placement status; claims by a non-profit agency against the Commission of Human Services, claiming that the Department of Human Services, Division of Developmental Disabilities is in violation of the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act and seeking community placements for the people that are allegedly in State-operated developmental centers while awaiting community placement; a claim by the Professional Firefighters Association of New Jersey, alleging that the State violated various State and Federal constitutional provisions, statutes and common law by not funding the Police and Firemen's Retirement System ("PFRS") for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law, and also challenging the constitutionality of a public law that reduces the PFRS contributions required of local employers for Fiscal Years 2004 through 2007 claims of approximately $74.4 million brought by Railroad Construction Company, Inc. against the New Jersey Department of Transportation arising from a construction contract; various claims brought by Twenty First Century Rail Corporation ("TFC') against the New Jersey Transit Corporation ("NJ Transit") concerning the construction by TFC of a major portion of the second phase of NJ Transit's Hudson Bergen Light Rail Transit Project; a complaint filed by Oracle International Corporation ("Oracle") contesting the New Jersey Department of the Treasury, Division of Taxation's ("Division") December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001, through May 31, 2007, and alleging that Oracle is not subject to tax in the State, and challenges the assessment on a number of grounds, including the claim that the State's throw out rule under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions; a suit filed by Charles Lukens, Doris Mann Lukens and Liberty & Prosperity seeking a declaration that the amendment to the Debt Limitation Clause of the New Jersey Constitution (Article VIII, Sec. 2, para 3.), specifically to paragraph (b) of Article VIII, Sec. 2, para. 3 of the State Constitution adopted as Senate Concurrent Resolution No. 39 by the State Legislature and approved by the voters at the general election on November 4, 2008, is unconstitutional; a challenge, brought by Horizon Blue Cross Blue Shield of New Jersey, contesting the New Jersey Legislature's amendment to the insurance premiums tax, removing the availability of insurance premium tax "cap" for health service corporations.

Financing Pensions


Virtually all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven retirement plans. Public Employees' Retirement System ("PERS") and Teachers Pension and Annuity Fund ("TPAF"), are the largest plans, together covering 475,269 of the total 524,107 active members covered by all State-administered plans. The other systems are Police and Firemen's Retirement System ("PFRS") (45,466 active members), Consolidated Police and Firemen's Pension Fund ("CP&FPF") (no active members), State Police Retirement System ("SPRS") (2,947 active members), Judicial Retirement System ("JRS") (425 active members) and Prison Officers' Pension Fund ("POPF") (no active members).


State law regulates the administration of the pension fund systems. State law requires that all such systems are subject to actuarial valuation every year and actuarial experience investigation every three years. Such valuations and investigations are designed to ensure that these programs adequately recognize the additional costs resulting from experience or legislative changes in the benefits to be paid. As these systems are designed to be fully funded reserve programs, any amendment increasing liabilities is met by an increase in the normal (employer) contribution as well as the establishment of an accrued liability to be financed over a period of years as specified in the amendatory statute. Buck Consultants, an ACS Company serves as consulting actuary for the PERS, PFRS, SPRS, JRS, CP&FPF and POPF, while Milliman Consultants and Actuaries serves as consulting actuary for the TPAF.


From the Fiscal Year ended June 30, 1997 through Fiscal Year ended June 20, 2003, the State made minimal contributions to the Pension Plans because the actuarial value of the assets in each of the Pension Plans exceeded the actuarial accrued liability and the State used that excess as a credit against the actuarially recommended contributions. Beginning with the actuarial valuations of the Pension Plans as of June 30, 2002, several of the Pension Plans (including PERS and TPAF) suffered from adverse market conditions and the Funded Ratio of these Pension Plans declined rapidly. As a result, the actuarial recommended contributions in those actuarial valuations steeply increased and the State was not financially in the position to absorb the entire amount of the actuarially recommended contributions. As a consequence, the State adopted a "phase-in" approach to financing the State's contributions to the Pension Plans. Under this approach, since Fiscal Year ended June 30, 2004, which was the first year in which these increased actuarially recommended contributions applied, the State has not paid the aggregate actuarially recommend contributions to the Pension Plans (taking the Pension Plans as a whole). For the Fiscal Years ended June 30, 2004, June 30, 2005, June 30, 2006, June 30, 2007 and June 30, 2008,
the State paid approximately 20%, 30%, 40%, 57.5% and 50.1%, respectively, of the total actuarially recommended contributions of all of the Pension Plans.


However, for PERS and TPAF, the State's Appropriation Acts for the Fiscal Years ended June 30, 2004, 2005 and 2006 authorized the use of the Benefit Enhancement Fund to cover the phase-in costs for those years. The Benefit Enhancement Fund is a special reserve fund within PERS and TPAF to which the required normal contributions to provide retirement benefit increases under Chapter 353, P.L. 2001 and Chapter 133, P.L. 2001 was charged. The Fund was established in the Fiscal Year ended June 30, 2002 and credited with excess assets equivalent to member contributions for Fiscal Years ended June 30, 2000 and 2001 by transferring reserves in the Contingent Reserve Fund to the Benefit Enhancement Fund. Amounts in the Benefit Enhancement Fund for each of PERS and TPAF were calculated within the respective actuarial value of assets and the related retirement benefits were calculated within the respective actuarial accrued liabilities. Therefore, because the State used amounts from the Benefit Enhancement Fund to pay its contributions in Fiscal Years ended June 30, 2004 through 2006, from an actuarial perspective, the State did not contribute any funds to PERS or TPAF in the Fiscal Years ended June 30, 3004 and 2005 and the State contributed minimal amounts in the Fiscal Year ended June 30, 2006. The Benefit Enhancement Fund became fully depleted in the Fiscal Year ended June 30, 2006 and the State made a contribution to PERS and TPAF representing approximately 57.5% of the actuarially recommended contributions of those Pension Plans for the Fiscal Year ended June 30, 2007.

For the Fiscal Year ended June 30, 2007, the State's total contribution to the Pension Plans was $1.082 billion. This total contribution represents approximately 57.5% of the aggregate actuarially recommended contributions for the State for the Pension Plans, which was approximately $1.842 billion. For the Fiscal Year ending June 30, 2008, the State has appropriated $1.113 billion to contribute to the Pension Plans. This amount represents approximately 50.0% of the aggregate actuarially recommended contribution for the State for all of the Pension Plans, which is approximately $2.158 billion. Based on the Governor's Fiscal Year 2009 Budget Message, the State is expected to make a contribution of $1.115 billion to the Pension Plans in Fiscal Year 2009. This estimated contribution represents approximately 50% of the aggregate actuarially recommended contribution for the State for all of the Pension Plans, which is approximately $2.23 billion.


The Fund believes the information summarized above describes some of the more significant aspects relating to the Fund. The sources of such information are the Official Statements of securities offerings of the State of New Jersey as well as other publicly available documents, with the most recent information having been drawn from the Preliminary Official Statement dated April 6, 2009, relating to $398,580,000 Certificates of Participation in Basic Lease Payments by the State of New Jersey. While the Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements, it has no reason to believe that such information is not correct in all material aspects.


Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1) Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks". Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Manager, and be consistent with the Fund's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks" herein.

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with securities that are not readily marketable held by the Fund, exceeds 10% of the Fund's net assets.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks" herein.

(9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and will be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

(11) Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

Entity and Type of Information                               Frequency                      Lag Time

iMoneyNet, Inc. (information derived from the portfolio)     Weekly                          1 business day lag

Investment Company Institute
(information derived from the portfolio)                     Monthly                        10 business day lag

Lipper, Inc. (information derived from the portfolio)        Quarterly                      15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The Audit Committee is chaired by Edward A. Kuczmarski, with Albert R. Dowden, Dr. W. Giles Mellon and James L. Schultz serving as members. The Audit Committee met six times during the fiscal year ended January 31, 2009.

The Board also has a Nominating Committee comprised of Albert R. Dowden, Carl Frischling, Edward A. Kuczmarski, William Lerner, Dr. W. Giles Mellon, James L. Schultz, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee held one meeting during the fiscal year ended January 31, 2009. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The Board also has a Compliance Oversight Committee. The Compliance Oversight Committee is chaired by William Lerner, with Carl Frischling and Robert Straniere serving as members. The Compliance Oversight Committee is responsible for reviewing compliance related matters raised by the Fund's Chief Compliance Officer. The Compliance Oversight Committee met four times during the fiscal year ended January 31, 2009.


In addition to serving on the Fund's Nominating Committee, Dr. Yung Wong, the Fund's Lead Independent Director, will attend Audit Committee meetings and Compliance Oversight Committee meetings at his discretion.

The following table shows the Directors and Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.


------------------------------------------------------------------------------------------------------------------------------------
     Name, Address,    Position(s)  Term of                Principal Occupation(s)               Number of           Other
        and Age        Held with    Office                       During Past                   Portfolios in     Directorships
                         Fund      and Length                       5 Years                     Fund Complex        held by
                                    of Time                                                     Overseen by        Director
                                   Served (1)                                                    Director

------------------------------------------------------------------------------------------------------------------------------------
Disinterested Directors:
------------------------------------------------------------------------------------------------------------------------------------

Albert R. Dowden,       Director   Since 2006  Corporate Director/Trustee for Annuity & Life  Director/Trustee Director/Trustee for
Age 67                                         Re (Holdings) Ltd., Boss Group, Ltd.,             of eight      Annuity & Life Re
                                               Homeowners of America Holding Corporation and    Portfolios     (Holdings) Ltd.,
                                               AIM Funds.                                                      Boss Group, Ltd.,
                                                                                                               Homeowners of
                                                                                                               America Holding
                                                                                                               Corporation, AIM
                                                                                                               Funds and CompuDyne
                                                                                                               Corporation
------------------------------------------------------------------------------------------------------------------------------------
Carl Frischling, Esq.,  Director   Since 2006  Partner of Kramer Levin Naftalis & Frankel LLP Director/Trustee Director of AIM
Age 72                                         (a law firm) with which he has been associated    of eight      Funds.
                                               with since 1994.                                 Portfolios
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Kuczmarski,   Director   Since 2006  Certified Public Accountant and Partner of     Director/Trustee Trustee of the
Age 59                                         Hays & Company LLP since 1980.                     of ten       Empire  Builder Tax
                                                                                                Portfolios     Free Bond Fund and
                                                                                                               Director of ISI
                                                                                                               Funds.
------------------------------------------------------------------------------------------------------------------------------------
William Lerner, Esq.,   Director   Since 2006  Self-employed consultant to business entities  Director/Trustee Director of MTM
Age 72                                         and entrepreneurs for corporate governance and    of eight      Technologies, Inc.
                                               corporate secretarial services.                  Portfolios
------------------------------------------------------------------------------------------------------------------------------------
Dr. W. Giles Mellon,    Director   Since 1987  Professor Emeritus of Business Administration  Director/Trustee None
Age 78                                         in the Graduate School of Management, Rutgers      of nine
                                               University with which he has been associated     Portfolios
                                               since 1966.
------------------------------------------------------------------------------------------------------------------------------------
James L. Schultz,       Director   Since 2006  Self-employed as a consultant.                 Director/Trustee Director of Computer
Age 72                                                                                           of eight      Research, Inc.
                                                                                                Portfolios
------------------------------------------------------------------------------------------------------------------------------------
Robert Straniere, Esq., Director   Since 1987  Owner, Straniere Law Firm since 1980, NYS      Director/Trustee Director of Sparx
Age 68                                         Assemblyman from 1981 to 2004.  Partner,           of nine      Japan Funds.
                                               Hantor-Davidoff law firm since May, 2006.        Portfolios
                                               Partner, Gotham Global Group since June,
                                               2005.  President, NYC Hot Dog Co., since
                                               November, 2005.  Counsel at Fisher & Fisher
                                               from 1995 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Yung Wong,          Director   Since 1987  Managing Director of Abacus Associates, an     Director/Trustee Director of KOAH,
Age 70                                         investment firm, since 1996.                       of nine      Inc., Director of
                                                                                                Portfolios     the Senior Network
                                                                                                               and Director of
                                                                                                               Terion, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors/Officers:
------------------------------------------------------------------------------------------------------------------------------------
Steven W. Duff,        Director(2) Since 1994  President and Chief Executive Officer of Reich Director/Trustee None
Age 55                                         & Tang Asset Management, LLC (the "Manager"),      of nine
                                               a registered Investment Advisor and Chief        Portfolios
                                               Investment Officer of the Mutual Funds
                                               Division of the Manager.  Associated with the
                                               Manager since August 1994.  Mr. Duff is also
                                               Director/Trustee of five other funds in the
                                               Reich & Tang Fund Complex.  Prior to December
                                               2007, Mr. Duff was President of the Fund and
                                               President of eight other funds in the Reich &
                                               Tang Fund Complex, Director of Pax World Money
                                               Market Fund, Inc., Principal Executive Officer
                                               of Delafield Fund, Inc. and President and
                                               Chief Executive Officer of Tax Exempt Proceeds
                                               Fund, Inc.   Mr. Duff also serves as a
                                               Director of Reich & Tang Services, Inc. and
                                               Director, Chief Executive Officer and
                                               President of Reich & Tang Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                      -17-

                                               Complex.
     Name, Address,    Position(s)  Term of                Principal Occupation(s)               Number of           Other
        and Age        Held with    Office                       During Past                   Portfolios in     Directorships
                         Fund      and Length                       5 Years                     Fund Complex        held by
                                    of Time                                                     Overseen by        Director
                                   Served (1)                                                    Director

------------------------------------------------------------------------------------------------------------------------------------
Interested Director/Officers:
------------------------------------------------------------------------------------------------------------------------------------

Michael Lydon,         President Since 2007    Executive Vice President of the Manager and    Director/Trustee None
Age 45                 and                     President and Chief Executive Officer of the      of eight
                       Director(2)             Mutual Funds division of the Manager.  Mr.       Portfolios
                                 2005 to 2007  Lydon was Vice President at Automatic Data
                       Vice                    Processing from July 2000 to December 2004.
                       President               Mr. Lydon is also President and
                                               Director/Trustee of four other funds in the
                                               Reich & Tang Fund Complex, President to New
                                               York Daily Tax Free Income Fund, Inc.,
                                               Director of Pax World Money Market Fund, Inc.,
                                               Principal Executive Officer of Delafield Fund,
                                               Inc. and President and Chief Executive Officer
                                               of Tax Exempt Proceeds Fund, Inc.  Mr. Lydon
                                               also serves as President and Chief Executive
                                               Officer for Reich & Tang Services, Inc.  Prior
                                               to December 2007, Mr. Lydon was Vice President
                                               of eleven other Funds in the Reich & Tang Fund
------------------------------------------------------------------------------------------------------------------------------------
Mia Bottarini,      Vice President  Since 2008 Vice President of the Manager. Ms.              N/A                         N/A
Age 42              and Assistant              Bottarini is also Vice President and
                      Treasurer                Assistant Treasurer of seven other funds
                                               in the Reich & Tang Complex.  Ms.
                                               Bottarini has been associated with the
                                               Manager and its predecessors since June
                                               1984.
------------------------------------------------------------------------------------------------------------------------------------
Christopher
Brancazio,          Chief         Since 2007  Senior Vice President, Chief Compliance           N/A                         N/A
Age 43            Compliance                  Officer and AML Officer of the Manager
                Officer and AML               since September 2007. Mr. Brancazio is
                   Officer                    also Chief Compliance Officer and AML
                                              Officer of seven other funds in the
                                              Reich & Tang Fund Complex.  From
                                              February 2007 to August 2007, Mr.
                                              Brancazio was a Compliance Officer at
                                              Bank of New York Asset Management. From
                                              March 2002 to February 2007 Mr.
                                              Brancazio served as Vice President,
                                              Chief Compliance Officer, and AML
                                              Officer of Trainer Wortham & Co. Inc.,
                                              and the Trainer Wortham Mutual Funds.
                                              Mr. Brancazio also serves as Senior Vice
                                              President, Chief Compliance Officer and
                                              AML Officer of Reich & Tang Services,
                                              Inc. and Reich & Tang Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Richard De Sanctis,  Vice President Since 2005 Executive Vice President and Chief       N/A                         N/A
Age 52                                         Operating Officer of the Manager.
                    Treasurer and  1993 - 2004 Associated with the Manager since 1990.
                       Assistant               Mr. De Sanctis is also Vice President of
                       Secretary               seven other funds in the Reich & Tang
                                               Fund Complex. Executive Vice President,
                                               Chief Financial Officer and Director of
                                               Reich & Tang Services, Inc.  and
                                               Executive Vice President, Chief
                                               Financial Officer and Chief Operating
                                               Officer Reich & Tang Distributors, Inc.
                                               Prior to December 2004, Mr. De Sanctis
                                               was Treasurer and Assistant Secretary of
                                               eleven funds in the Reich & Tang Fund
                                               Complex and Vice President, Treasurer
                                               and Assistant Secretary of Cortland
                                               Trust, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Chris Gill,       Vice President  Since 2008  Senior Vice President and Assistant      N/A                         N/A
Age 44                                        Secretary of the Manager.  Mr. Gill has
                                              been associated with the Manager and its
                                              predecessors since February 1994.  Mr.
                                              Gill is also Vice President of seven
                                              other funds in the Reich & Tang
                                              Complex.   Mr. Gill is also a Senior
                                              Vice President and Director of Reich &
                                              Tang Services, Inc. and Reich & Tang
                                              Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Joseph Jerkovich,    Treasurer    Since 2008 Senior Vice President and Chief          N/A                         N/A
Age 41             and Assistant             Financial Officer of the Manager and of
                     Secretary               Reich & Tang Services, Inc.  Associated
                                             with the Manager since September 2004.
                   Vice President  2007-2008 Treasurer and Assistant Secretary of
                                             seven other funds in the Reich & Tang
                                             Fund Complex. From 2007 to 2008 Mr.
                                             Jerkovich was Vice President of eight
                                             funds in the Reich & Tang Fund Complex.
                                             Mr. Jerkovich was Vice President and
                                             Chief Investment Officer at Winklevoss
                                             Consulting from May 2002 to July 2004.
                                             Mr. Jerkovich  is also Senior Vice
                                             President and Controller of Reich & Tang
                                             Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Christine Manna,   Secretary    Since 2007  Vice President and Assistant Secretary   N/A                         N/A
Age 39                                      of the Manager. Ms. Manna is also
                                            Secretary of seven other funds in the
                                            Reich & Tang Complex.  Ms. Manna has
                                            been associated with the Manager and its
                                            predecessors since June 1995.  Ms. Manna
                                            is also Vice President and Assistant
                                            Secretary of Reich & Tang Services, Inc.
                                            and Reich & Tang Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert Rickard,  Vice President Since 2007  Senior Vice President of the Manager.    N/A                         N/A
Age 40                                      Associated with the Manager since
                                            December 1991. Mr. Rickard is also Vice
                                            President of seven other funds in the
                                            Reich & Tang Fund Complex and is also
                                            Senior Vice President of Reich & Tang
                                            Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------



(1)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

(2) Steven W. Duff and Michael P. Lydon may be deemed interested persons of the Fund, as defined in the 1940 Act, due to their affiliation with the Manager.

The following table shows the dollar range of Fund shares beneficially owned by each Director as of December 31, 2008:

                                                                                Aggregate Dollar Range of Equity Securities in
                                                                                   All Funds Overseen or to be Overseen by
                                        Dollar Range of Equity Securities in     Director or Nominee in Family of Investment
Name of Director                                      the Fund                                    Companies

Disinterested Directors:

Albert R. Dowden                                        None                                         None

Carl Frischling                                         None                                    Over $100,000

Edward A. Kuczmarski                                    None                                  $10,001 - $50,000

William Lerner                                          None                                         None

Dr. W. Giles Mellon                                     None                                    Over $100,000

James L. Schultz                                        None                                     $1 - $10,000

Robert Straniere                                        None                                  $50,001 - $100,000

Dr. Yung Wong                                           None                                    Over $100,000

Interested Directors:

Steven W. Duff                                          None                                    Over $100,000

Michael P. Lydon                                        None                                    Over $100,000


The Fund paid an aggregate remuneration of $6,057 to its directors with respect to the period ended January 31, 2009, all of which consisted of Directors' fees paid to the eight disinterested Directors, pursuant to the terms of the Investment Management Contract (see "Investment Advisory and Other Services" herein).



The Directors of the Fund not affiliated with the Manager are paid a fee that is to be allocated among multiple funds, as defined below. Each Independent Director receives an annual retainer of $60,000 and a fee of $3,000 for each Board of Directors meeting attended. Each Independent Director also receives a fee of up to $1,500 at the discretion of the Lead Independent Director for telephonic Board meetings and committee meetings that are not held on the same day as a Board Meeting. In addition, the Lead Independent Director receives an additional annual fee of $13,800, payable quarterly and the Audit Committee Chairman and Compliance Committee Chairman each receives an additional annual fee of $9,200, payable quarterly. Each Independent Director is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The fees noted above are to be allocated at the discretion of the Manager among certain funds in the Reich & Tang Fund complex. The Independent Directors' fees will be allocated among the Fund, the California Daily Tax Free Income Fund, Inc., the Connecticut Daily Tax Free Income Fund, Inc., the Daily Income Fund and the Florida Daily Municipal Income Fund in accordance with the Manager's discretion. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table.")

                                             Compensation Table


                           Aggregate Compensation    Pension or Retirement       Estimated Annual       Total Compensation From
                                From the Fund      Benefits Accrued as Part  Benefits Upon Retirement  Fund and Fund Complex Paid
     Name of Person,                                   of Fund Expenses                                      to Directors*
         Position


Albert R. Dowden,                   $730                       0                        0                  $78,431 (5 Funds)
Director

Carl Frischling,                    $707                       0                        0                  $76,500 (5 Funds)
Director

Edward A. Kuczmarski,               $811                       0                        0                 $120,800 (10 Funds)
Director

William Lerner,                     $793                       0                        0                  $85,700 (5 Funds)
Director

Dr. W. Giles Mellon,                $726                       0                        0                  $98,100 (9 Funds)
Director

James L. Schultz,                   $722                       0                        0                  $79,500 (5 Funds)
Director

Robert Straniere,                   $714                       0                        0                  $97,669 (9 Funds)
Director

Dr. Yung Wong,                      $854                       0                        0                  $113,900 (9 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending January 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A fund is considered to be in the same complex if, among other things, it shares a common investment adviser with the Fund.


    Information About Proxy Voting

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On April 30, 2009 there were 54,125,939 Class A shares outstanding and 13,833,994 Class B shares outstanding. As of April 30, 2009, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of any Class of the Fund's outstanding shares as of April 30, 2009:

                                                                                             Nature of
Name and Address                                         % of Class                          Ownership
Class A Shares


ICCC                                                       51.60%                             Record
Attn:  Commissions/Special Services
210 West 10th Street
Kansas City, MO 64105

                                      -20-

BNY Mellon, N.A. as agent for                              14.85%                           Beneficial
Betty Wold Johnson
62 Lambertville Hopewell Road
Hopewell, NJ 08525-4877

Ridge Clearing & Outsourcing                                 9.51%                            Record
2 Journal Square
Jersey City, NJ 07306


Class B Shares


Oppenheimer & Co.                                           69.91%                            Record
For the Benefit of Various Customers
125 Broad Street
New York, NY 10004

Pershing LLC                                                22.34%                            Record
Attn:  Cash Management Services
One Pershing Plaza
Jersey City, NJ 07399


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company, with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of April 30, 2009, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $13.6 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen portfolios of registered investment companies, of which it acts as administrator for eleven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. ("Natixis US"). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75015 Paris, France.

The fifteen affiliated asset management firms of Natixis Global Asset Management, L.P., collectively, have more than $214 billion in assets under management or administration as of December 31, 2008.

On March 5, 2009, the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2010. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly.


Any portion of the total fees received by the Manager may be used by the Manager to provide shareholders services and for distribution of Fund shares. For the fiscal years ended January 31, 2009, January 31, 2008 and January 31, 2007, the Manager received management fees as set forth in the table below:

                         Management Fees
Fiscal Year Ended        Payable               Waived        Paid
------------------------ -------------------- -------------- -----------------

January 31, 2009         $235,035             $15,965        $219,070

------------------------ -------------------- -------------- -----------------
January 31, 2008         $292,258                $0          $292,258
------------------------ -------------------- -------------- -----------------
January 31, 2007         $403,336             $29,647        $373,689
------------------------ -------------------- -------------- -----------------


The Fund's net assets at the close of business on January 31, 2009 totaled $61,008,112.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York Mellon, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal years ended January 31, 2009, January 31, 2008 and January 31, 2007, the Manager received the administrative fees set forth in the table below:

                              Administrative Fees
Fiscal Year Ended             Payable              Waived              Paid
----------------------------- -------------------- ------------------- -------------

January 31, 2009              $164,524             $11,176             $153,348

----------------------------- -------------------- ------------------- -------------
January 31, 2008              $204,581                $0               $204,581
----------------------------- -------------------- ------------------- -------------
January 31, 2007              $282,335             $10,871             $271,464
----------------------------- -------------------- ------------------- -------------

The Manager at its discretion may waive its rights to any portion of the management or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder and distribution services provided by Participating Service Organizations to shareholders pursuant to the Distribution and Service Plans may be compensated by the Fund's distributor from its own resources which includes the shareholder servicing fees and past profits, and by the Manager from its own resources which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager. (See "Distribution and Service Plans" herein).

Distribution and Service Plans

The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement (with respect to both Class A and Class B) and a Shareholder Servicing Agreement (with respect to Class A only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements provide that the Distributor will receive nominal consideration (i.e., $1.00) for providing distribution related services.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a service fee equal to 0.20% per annum of the Fund's average daily net assets of the Class A shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for providing servicing and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.


The following table provides the total fees paid by each Class of the Fund pursuant to the Plan and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended January 31, 2009:

      ----------------------------------------------------------------- ------------------ -------------------
                                                                             Class A            Class B
                                                                             Shares              Shares
                                                                        ------------------ -------------------

      Total fees paid by each Class of the Fund under the Plan:              $111,508              $0
      ----------------------------------------------------------------- ------------------ -------------------
      Payments made by the Manager and Distributor to or on behalf of        $290,007           $78,189
      Participating Organizations:
      ----------------------------------------------------------------- ------------------ -------------------
      Breakdown of payments made pursuant to the Plan for certain types of activities:
      ----------------------------------------------------------------- ------------------ -------------------
        Advertising:                                                             $0                 $0
      ----------------------------------------------------------------- ------------------ -------------------
       Printing and mailing of prospectuses to other than current
       shareholders:                                                            $0                  $0
      ----------------------------------------------------------------- ------------------ -------------------
       Compensation to underwriters:                                            $0                 $0
      ----------------------------------------------------------------- ------------------ -------------------
       Compensation to broker-dealers:                                       $290,007           $78,189
      ----------------------------------------------------------------- ------------------ -------------------
       Compensation to sales personnel:                                       $2,285             $2,285
      ----------------------------------------------------------------- ------------------ -------------------
       Interest, carrying or other financing charges:                           $0                 $0
      ----------------------------------------------------------------- ------------------ -------------------
       Travel and entertainment for sales personnel:                           $372               $372
      ----------------------------------------------------------------- ------------------ -------------------
       Miscellaneous Expenses:                                                  $53               $52

      ----------------------------------------------------------------- ------------------ -------------------


For the fiscal year ended January 31, 2009, the total amount spent pursuant to the Plan for the Class A shares was 0.52% of the average daily net assets of the Class A shares of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.32% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended January 31, 2009, the total amount spent pursuant to the Plan for the Class B shares was 0.36% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A shares, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits for the purpose enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract or the Shareholder Servicing Agreements in effect for that year.


The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participation Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.


In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.

The Plan was most recently approved on March 5, 2009, to continue in effect until April 30, 2010. Thereafter, the Plan may continue in effect for successive annual periods commencing May 1, provided it is approved by the Class A shareholders, or by the Board of Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plan without Class A shareholder approval, and that other material amendments must be approved by the Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's Class A shareholders, respectively.


Custodian and Transfer Agent

The Bank of New York Mellon, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of each class of shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


For the year ended January 31, 2009 these fees amounted to:

------------------------------------ ------------------------- -------------------------
                                              Amount                      %
------------------------------------ ------------------------- -------------------------

Class A Shares                               $27,899                    0.05%
------------------------------------ ------------------------- -------------------------
Class B Shares                               $11,295                    0.05%
------------------------------------ ------------------------- -------------------------
Total Transfer Agency Fees                   $39,194

------------------------------------ ------------------------- -------------------------

Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022. Matters in connection with New Jersey law are passed upon by Drinker Biddle & Reath LLP 500 Campus Drive, Florham Park, NJ 07932-1047.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A and Class B Class Shares have different class designations, (ii) only the Class A Shares are assessed a service fee pursuant to the Plan of the Fund of 0.20% of the Class' shares' average daily net assets, (iii) only the holders of the Class A Shares are entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1, and
(iv) the exchange privilege permits stockholders to exchange their shares only for shares of the same class (or in the absence of such, for shares of a comparable class) of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the Amended and Restated By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of Fund shares for each class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value on (i) any day on which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 , as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected to qualify and intends to continue to qualify under the Code and under New Jersey law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to so qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from the Fund's shareholders' gross income although the amount of that interest must be disclosed on the shareholders' federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, under current law, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders for taxable years beginning before January 1, 2011. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis, 98% of its capital gain net income (generally determined on an October year end), and 100% of any income not distributed or taxed in a prior year, the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund is generally required to withhold 28% of taxable interest or dividend payments and also distributions of proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited to a shareholder's ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal and New Jersey income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will generally be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying municipal obligations.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to possibly tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The exemption from federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

New Jersey Income Taxes

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are: (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with its reporting obligations under New Jersey law with respect to qualified investment funds. In the opinion of Drinker Biddle & Reath LLP, special New Jersey tax counsel to the Fund, (i) assuming that the Fund constitutes a qualified investment fund, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to

New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

Interest on indebtedness incurred or continued to purchase or carry Fund Shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the Fund, including, in particular, corporate investors which may be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their New Jersey tax situation in general.

The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.

 Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders are not binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the fiscal year ended January 31, 2009 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

 Aaa: Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: An obligor rated A-1 has a strong capacity to meet its financial commitments. Those issues determined to possess strong safety characteristics will be denoted with a plus (+) sign designation.

A-2: An obligor rated A-2 has a satisfactory capacity to meet its financial commitments. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

* As described by ratings agencies.


                                   INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

                            (Based on Tax Rates Effective Until December 31, 2009)

------------------------------------------------------------------------------------------------------------------------------------
                                            1. If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
-------- ---------- -------- -------- -------- ------- ---------- -------- -------- --------- --------- --------- --------- --------

Single   $8,351     $20,001- $33,951-                  $35,001-   $40,001- $75,001-           $82,251   $171,551  $372,951- $500,001
Return   -          33,950   35,000                     40,000     75,000                     -         -         500,000   and over
         20,000                                                            82,250             171,550   372,950
-------- ---------- -------- -------- -------- ------- ---------- -------- -------- --------- --------- --------- --------- --------
Joint    $16,701-   $20,001           $50,001- $67,901-$70,001-   $80,001-          $137,051  $150,001  $208,851- $372,951- $500,001
Return   20,000     -                  67,900           80,000    137,050           -         -         372,950   500,000   and over
                    50,000                     70,000                               150,000   208,850

------------------------------------------------------------------------------------------------------------------------------------
                                            2. Then Your Combined Income Tax Bracket is . . .
------------------------------------------------------------------------------------------------------------------------------------
Federal    15.00%   15.00%   25.00%   15.00%  25.00%    25.00%    25.00%   25.00%    28.00%    28.00%    33.00%    35.00%    35.00%
Tax Rate
--------- --------- -------- -------- ------- -------- ---------- -------- -------- --------- --------- --------- --------- --------
State Tax  1.40%     1.75%    1.75%   2.45%    2.45%     3.50%     5.53%    6.37%    5.53%     6.37%     6.37%     6.37%     8.97%
Rate
--------- --------- -------- -------- ------- -------- ---------- -------- -------- --------- --------- --------- --------- --------
Combined   16.19%   16.49%   26.31%   17.08%  26.84%     27.63%    29.14%   29.78%   31.98%    32.59%    37.27%    39.14%    40.83%
Marginal
Tax Rate
--------- --------- -------- -------- ------- -------- ---------- -------- -------- --------- --------- --------- --------- --------
------------------------------------------------------------------------------------------------------------------------------------
                                 3. Now Compare Your Tax Free Income Yields with Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax                                                  Equivalent Taxable Investment Yield
Exempt                                                Required to Match Tax Exempt Yield
Yield
--------- --------------------------------------------------------------------------------------------------------------------------
  1.00%    1.19%     1.20%    1.36%   1.21%    1.37%     1.38%     1.41%    1.42%    1.47%     1.48%     1.59%     1.64%     1.69%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  1.50%    1.79%     1.80%    2.04%   1.81%    2.05%     2.07%     2.12%    2.14%    2.21%     2.23%     2.39%     2.46%     2.54%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  2.00%    2.39%     2.39%    2.71%   2.41%    2.73%     2.76%     2.82%    2.85%    2.94%     2.97%     3.19%     3.29%     3.38%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  2.50%    2.98%     2.99%    3.39%   3.02%    3.42%     3.45%     3.53%    3.56%    3.68%     3.71%     3.99%     4.11%     4.23%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  3.00%    3.58%     3.59%    4.07%   3.62%    4.10%     4.15%     4.23%    4.27%    4.41%     4.45%     4.78%     4.93%     5.07%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  3.50%    4.18%     4.19%    4.75%   4.22%    4.78%     4.84%     4.94%    4.98%    5.15%     5.19%     5.58%     5.75%     5.92%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  4.00%    4.77%     4.79%    5.43%   4.82%    5.47%     5.53%     5.65%    5.70%    5.88%     5.93%     6.38%     6.57%     6.76%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  4.50%    5.37%     5.39%    6.11%   5.43%    6.15%     6.22%     6.35%    6.41%    6.62%     6.68%     7.17%     7.39%     7.61%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  5.00%    5.97%     5.99%    6.79%   6.03%    6.83%     6.91%     7.06%    7.12%    7.35%     7.42%     7.97%     8.22%     8.45%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  5.50%    6.56%     6.59%    7.46%   6.63%    7.52%     7.60%     7.76%    7.83%    8.09%     8.16%     8.77%     9.04%     9.30%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------
  6.00%    7.16%     7.18%    8.14%   7.24%    8.20%     8.29%     8.47%    8.54%    8.82%     8.90%     9.56%     9.86%     10.14%
--------- --------- -------- -------- ------- --------- --------- -------- -------- --------- --------- --------- --------- --------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.


                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2009)

----------------------------------------------------------------------------------------------------------------------------------
                                           1. If Your Taxable Income Bracket Is. . .
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
Corporate              $1-     $50,001-     $75,001-     $100,001-    $335,001-      $10,000,001-   $15,000,001    $18,333,334-
Return              50,000      75,000      100,000       335,000       10,000,000    15,000,000     18,333,333      and over
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
                                        2. Then Your Federal Income Tax Bracket Is . . .
----------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate           15.00%       25.00%       34.00%        39.00%         34.00%         35.00%         38.00%         35.00%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
                              3. Now Compare Your Tax Free Income Yields With
Taxable Income Yields
----------------------------------------------------------------------------------------------------------------------------------
Tax Exempt
Yield                                                   Equivalent Taxable Investment Yield
                                                        Required to Match Tax Exempt Yield
----------------- ----------------------------------------------------------------------------------------------------------------
     1.00%          1.18%       1.33%         1.52%        1.64%          1.52%           1.54%          1.61%          1.54%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     1.50%          1.76%       2.00%         2.27%        2.46%          2.27%           2.31%          2.42%          2.31%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     2.00%          2.35%       2.67%         3.03%        3.28%          3.03%           3.08%          3.23%          3.08%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     2.50%          2.94%       3.33%         3.79%        4.10%          3.79%           3.85%          4.03%          3.85%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     3.00%          3.53%       4.00%         4.55%        4.92%          4.55%           4.62%          4.84%          4.62%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     3.50%          4.12%       4.67%         5.30%        5.74%          5.30%           5.38%          5.65%          5.38%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     4.00%          4.71%       5.33%         6.06%        6.56%          6.06%           6.15%          6.45%          6.15%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     4.50%          5.29%       6.00%         6.82%        7.38%          6.82%           6.92%          7.26%          6.92%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     5.00%          5.88%       6.67%         7.58%        8.20%          7.58%           7.69%          8.06%          7.69%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     5.50%          6.47%       7.33%         8.33%        9.02%          8.33%           8.46%          8.87%          8.46%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------
     6.00%          7.06%       8.00%         9.09%        9.84%          9.09%           9.23%          9.68%          9.23%
----------------- ---------- ------------- ------------ ------------- --------------- -------------- -------------- --------------

To use this chart, find the applicable level of taxable income in section one. Then read down to section two to determine your federal tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                           PART C - OTHER INFORMATION
ITEM 23           Exhibits.

(a) Amended Articles of Incorporation of the Registrant, filed with the Maryland State Department of Assessments and Taxation on October 11, 1990 filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(a.1) Articles of Amendment of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on January 12, 1994 filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(a.2) Articles Supplementary of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on April 18, 2000 filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on January 30, 2002, and incorporated herein by reference.

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on May 30, 2003, and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC, (formerly known as Reich & Tang Asset Management, L.P.) filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(e) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(f)  Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on May 31, 2006, and incorporated herein by reference.

(g.1) Amendment to the Custody Agreement dated October 16, 2006 between the
     Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on May 31, 2007, and incorporated herein by reference.


(g.2) Amendment to Schedule I of the Custody Agreement dated January 12, 2009 between the Registrant and The Bank of New York Mellon.

(g.3) Amendment to Schedule II of the Custody Agreement dated January 12, 2009 between the Registrant and the Bank of New York Mellon.

(g.4) Amendment to the Custody Agreement dated January 12, 2009, between the
     Registrant and The Bank of New York Mellon.


(h) Administrative Services Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC, (formerly known as Reich & Tang Asset Management, L.P.) filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(h.1) Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on July 9, 1999, and incorporated herein by reference.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on May 27, 2005, and incorporated herein by reference.

(h.3) Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on May 31, 2007, and incorporated herein by reference.

(h.4) Cash Management Agreement and Related Services Agreement between the
     Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on May 27, 2005, and incorporated herein by reference.

(h.5) Amendment to the Cash Management Agreement and Related Services Agreement dated October 16, 2006, between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on May 31, 2007, and incorporated herein by reference.


(h.6) Amendment to the Cash Management Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.

(h.7) Amendment to the Fund Accounting Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.


(i) Opinion of Battle Fowler LLP, as to the legality of the securities being registered filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.


(i.2) Opinion of Drinker, Biddle & Reath LLP, as to New Jersey law, including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus and in the Statement of Additional Information, and under the heading "Counsel and Independent Registered Public Accounting Firm" in the Statement of Additional Information.


(j)  Consent of Independent Registered Public Accounting Firm.


(k) Audited Financial Statements for the fiscal year ended January 31, 2009 filed with Annual Report on Form N-CSR on April 8, 2009 and incorporated herein by reference.


(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(m) Amended and Restated Distribution and Service Plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on May 30, 2003, and incorporated herein by reference.

(m.1) Amended and Restated Distribution and Service Plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 for J.P. Morgan Select Class of shares filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on May 30, 2003, and incorporated herein by reference.

(m.2) Shareholder Servicing Agreement, dated October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(m.3) Shareholder Servicing Agreement, dated October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of shares formerly known as Chase Vista Select Class, filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(m.4) Amendment dated April 17, 2003 to the Shareholder Servicing Agreement for the J.P. Morgan Select Class Shares filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on May 30, 2003 and incorporated herein by reference.

(m.5) Distribution Agreement, dated October 30, 2000, between the Registrant and
     Reich & Tang Distributors, Inc. (see Exhibit e)

(m.6) Distribution Agreement, dated October 30, 2000, between the Registrant and
     Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of shares formerly known as Chase Vista Select Class (see Exhibit e.1).

(m.7) Amendment dated April 17, 2003, to the Distribution Agreement for the J.P.
     Morgan Select Class Shares (see Exhibit e.2).


(n) Amendment No. 13 to Rule 18f-3 Multi-Class Plan filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on May 30, 2008, and incorporated herein by reference.


(o)  Reserved.

(p) There are no Codes of Ethics applicable to the Registrant since the Registrant is a money market fund.


(q)  Powers of Attorney of Directors of Registrant.


  Item 24.        Persons Controlled by or Under Common Control with Registrant.

     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., Florida Daily Municipal Income Fund, New York Daily Tax Free Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

  Item 25.        Indemnification.

        The Registrant incorporates herein by reference the response to Item 25 of Part C of the Registrant's Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed with the Commission on May 31, 2002.

  Item 26.        Business and Other Connections of Investment Adviser.

        The description of Reich & Tang Asset Management, LLC ("RTAM") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

         RTAM is a limited liability company that is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. ("Natixis Global"). Natixis Global AM is the managing member and direct owner of RTAM.


     Edward Adrion is a Vice President of RTAM. Mr. Adrion has been associated with RTAM and its predecessors since November 1996.

     Mia Bottarini is a Vice President of RTAM. Ms. Bottarini has been associated with RTAM and its predecessors since June 1984. Ms. Bottarini is also Vice President and Assistant Treasury of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Christopher Brancazio is Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM. Mr. Brancazio has been associated with RTAM since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management from February 2007 to August 2007 and served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds from March 2002 to February 2007. Mr. Brancazio is also Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     J. Dennis Delafield is a Managing Director of RTAM. Mr. Delafield is the Chief Executive Officer and Portfolio Manager/Analyst for the Delafield Asset Management division of RTAM. Mr. Delafield has been associated with RTAM and its predecessors since December 1991 and is also Chairman and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard De Sanctis is Chief Operating Officer and Executive Vice President of RTAM. Mr. De Sanctis has been associated with RTAM and its predecessors since December 1990. Mr. De Sanctis is also Vice President of nine funds in the Reich and Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. De Sanctis is also Director, Executive Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc. and is Director, Executive Vice President and Chief Operating Officer of Reich & Tang Services, Inc.

     Steven W. Duff is Manager, Chief Executive Officer and President of RTAM and is Chief Investment Officer of the Mutual Funds division. Mr. Duff has been associated with RTAM and its predecessors since August 1994. Mr. Duff is also a Director/Trustee of seven funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director, President and Chief Executive Officer of Reich & Tang Distributors, Inc. and is a Director of Reich & Tang Services, Inc.

     Michael Fortugno is a Vice President and Controller of RTAM and Reich & Tang Services, Inc. Mr. Fortugno has been associated with RTAM since April 2008. Mr. Fortugno was a Controller at Regulatory DataCorp from August 2002 to April 2008 and served as Assistant Controller at Poseidon Resources Corporation from July 1999 to August 2002. Mr. Fortugno is also a Vice President of Reich & Tang Distributors, Inc.

     Barbara Francis is a Senior Vice President of RTAM. Ms. Francis has been associated with RTAM and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

     Christopher Gill is a Senior Vice President of RTAM and Reich & Tang Distributors, Inc. Mr. Gill has been associated with RTAM and its predecessors since February 1994. Mr. Gill is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Gill is also a Senior Vice President and Director of Reich & Tang Services, Inc.

     Thomas Hernly is a Vice President of RTAM. Mr. Hernly has been associated with RTAM and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

     Joseph Jerkovich is a Senior Vice President and Chief Financial Officer of RTAM and Reich & Tang Services, Inc. Mr. Jerkovich has been associated with RTAM since September 2004. Mr. Jerkovich is also Treasurer and Assistant Secretary of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Jerkovich is also a Senior Vice President and Controller of Reich & Tang Distributors, Inc.

     Cleo Kotis is a Vice President of RTAM. Ms. Kotis has been associated with RTAM and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. and Delafield Asset Management. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Robert A. Krantz is a Manager of RTAM. Mr. Krantz is also Executive Vice President of Strategic Marketing of Natixis Advisors and Natixis Distributors since 2004.

     Michael P. Lydon is an Executive Vice President of RTAM and President and Chief Executive Officer of Reich & Tang Funds. Mr. Lydon has been associated with RTAM since January 2005. Mr. Lydon is also President and Director/Trustee of five funds in the Reich & Tang Fund Complex, President of New York Daily Tax Free Income Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and Principal Executive Officer of Delafield Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Director, Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Director, President and Chief Executive Officer of Reich & Tang Services, Inc. Prior to December 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.

     Christine Manna is a Vice President and Assistant Secretary of RTAM. Ms. Manna has been associated with RTAM since June 1995. Ms. Manna is also Secretary of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Andrew Mintz is a Senior Vice President of RTAM. Mr. Mintz has been associated with RTAM and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

     Marty O'Connor is a Vice President of RTAM. Mr. O'Connor has been associated with RTAM and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

     Clarwin Perillo is a Vice President of RTAM. Mr. Perillo has been associated with RTAM and its predecessors since May 1996.

     Richard Preuss is a Vice President of RTAM. Mr. Preuss has been associated with RTAM and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

     Robert Rickard is Senior Vice President of RTAM. Mr. Rickard has been associated with RTAM since December 1991. Mr. Rickard is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Rickard is also Senior Vice President of Reich & Tang Distributors, Inc.

     Vincent Sellecchia is a Managing Director of RTAM and is Chief Investment Officer and Chief Operating Officer of the Delafield Asset Management division of RTAM. Mr. Sellecchia has been associated with RTAM and it's predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Naomi Friedland-Wechsler is an Executive Vice President and General Counsel of RTAM. Ms. Friedland-Wechsler has been associated with RTAM since April 2006.

     Duncan Wilkinson is a Manager of RTAM. Mr. Wilkinson is also Senior Vice President and Deputy Global Chief Financial Officer of Natixis Global Asset Management, and has been associated with Natixis Global Asset Management since 2000.


  Item 27.        Principal Underwriters.


         (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Florida Daily Municipal Income Fund, New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. For all persons listed below, the principal address is 600 Fifth Avenue, New York, NY 10020.

                                       C-5

----------------------------- -------------------------------------------------------------------------------------------------
Name                          Positions and Offices with the Distributor         Positions and Offices with the Registrant
----------------------------- -------------------------------------------------------------------------------------------------


Christopher Brancazio         Chief Compliance Officer, AML Officer, Senior      Chief Compliance Officer & AML Officer
                              Vice President
----------------------------- -------------------------------------------------------------------------------------------------
Richard De Sanctis            Director, Executive Vice President and Chief       Vice President
                              Financial Officer
----------------------------- -------------------------------------------------------------------------------------------------
Steven W. Duff                Director, President and Chief Executive Officer    Director
----------------------------- -------------------------------------------------------------------------------------------------
Christopher Gill              Senior Vice President                              Vice President
----------------------------- -------------------------------------------------------------------------------------------------
Joseph Jerkovich              Senior Vice President and Controller               Treasurer and Assistant Secretary
----------------------------- -------------------------------------------------------------------------------------------------
Michael Lydon                 Director, Executive Vice President and Chief       President and Director
                              Operations Officer
----------------------------- -------------------------------------------------------------------------------------------------

Christine Manna               Vice President and Assistant Secretary             Secretary
----------------------------- -------------------------------------------------- ----------------------------------------------
Robert Rickard                Senior Vice President                              Vice President
----------------------------- -------------------------------------------------- ----------------------------------------------

         (c) Not applicable.


  Item 28.        Location of Accounts and Records.


         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's manager; at The Bank of New York Mellon, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, the Registrant's custodian; and at Reich and Tang Services, Inc. 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on May 29, 2009.



                   NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

                   By: /s/ Michael P. Lydon
                       Michael P. Lydon, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on the date indicated.

                  SIGNATURE                  TITLE                     DATE
                  ---------                  -----                     ----

(1)      Principal Executive Officer
                                             President                 May 29, 2009
         /s/ Michael P. Lydon
         Michael P. Lydon

(2)      Principal Financial and
         Accounting Officer
                                             Treasurer                 May 29, 2009
         /s/ Joseph Jerkovich
         Joseph Jerkovich

(3)      Majority of Directors
                                             Director                  May 29, 2009
         /s/ Steven W. Duff
         Steven W. Duff

                                             Director                  May 29, 2009
         /s/ Michael P. Lydon
         Michael P. Lydon

         Dr. W. Giles Mellon*               Director
         Robert Straniere*                  Director
         Dr. Yung Wong*                     Director
         Edward A. Kuczmarski*              Director
         Albert R. Dowden*                  Director
         Carl Frischling*                   Director
         William Lerner*                    Director
         James L. Schultz*                  Director
By:                                                                    May 29, 2009
         /s/Joseph Jerkovich
         Joseph Jerkovich

         Attorney-in-Fact*

* See exhibit (q) herein for Powers of Attorney.

                                  EXHIBIT INDEX



(g.2) Amendment to Schedule I of the Custody Agreement dated January 12, 2009, between the Registrant and The Bank of New York Mellon.

(g.3) Amendment to Schedule II of the Custody Agreement dated January 12, 2009, between the Registrant and The Bank of New York Mellon.

(g.4) Amendment to the Custody Agreement dated January 12, 2009, between the Registrant and The Bank of New York Mellon.

(h.6) Amendment to the Cash Management Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.

(h.7) Amendment to the Fund Accounting Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(i.2) Opinion of Drinker, Biddle & Reath LLP, as to New Jersey law, including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus and Statement of Additional Information, and under the heading "Counsel and Independent Registered Public Accounting Firm" in the Statement of Additional Information.

(j) Consent of Independent Registered Public Accounting Firm. (q) Powers of Attorney of Directors of Registrant.